Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enxnet, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), We, Ryan Corley, Chief Executive Officer and Stephen Hoelscher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2006	/s/Ryan Corley
Ryan Corley
Chief Executive Officer

Date: November 14, 2006	/s/Stephen Hoelscher
Stephen Hoelscher
Chief Financial Officer